UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): December 2, 2013

CROWN MARKETING

 (Exact name of registrant as specified in its charter)

WYOMING

(State or other jurisdiction of incorporation)

    0-27873

98-0178621

(Commission File Number)     (IRS Employer Identification No.)

4350 Temple City Boulevard, El Monte, California 91731 (Address of principal executive offices and zip code)

(626) 283-6600

(Registrant's telephone number including area code)

1340 Environ Way, Chapel Hill, North Carolina    27517

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Crown Marketing  from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to Crown Marketing’s management, as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management, identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors  relating to industry, our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with the periodic reports, including the  audited and unaudited consolidated financial statements therein,  of Crown Marketing as filed with the Securities and Exchange Commission.

In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Crown Marketing and its subsidiaries and controlled companies.

Item 1.01 Entry Into A Material Definitive Agreement

Pursuant to an Agreement and Plan of Reorganization dated December 2, 2013, the Company agreed to acquire all of the common stock of Okra Energy, Inc. in exchange for 16,155,746,000 shares of Common Stock of the Company (the "Common Stock") at the Closing of the Agreement, which took place on December 3, 2013. Immediately prior to Closing, and giving effect to the issuance of 3,635,208,200 shares in conversion of debt, there shall be approximately 3,825,275,800 shares of Common Stock outstanding, and so that after Closing the Company shall have outstanding 19,981,021,800 shares of Common Stock.  Following the Closing, the Company shall effect a 1-for 200 reverse stock split, resulting in 99,905,109 shares outstanding after giving effect to the reverse split, but before giving effect to the issuance of additional shares in connection with the rounding up of fractional shares and odd lots.

Okra is engaged in the business of operating a warehouse building in Rosemead, California and in acquiring commercial properties, with a focus on properties in Los Angeles County in need of environmental remediation.

The Company intends to change the name of the corporation to Okra, Inc.

On December 4, 2013, the Company agreed to transfer its Crown Nutraceuticals subsidiary to former management in consideration of the fact that he had worked for more than one year without compensation. As of December 4, 2013, Crown Nutraceuticals, engaged in the business of financing the marketing of diet products, had cash on hand of $18,886 and the an ongoing business which had been losing money.  As of the date of the transfer of Crown Nutraceuticals, the Company owed Mr. Learned Hand $43,153,86 in costs advanced, an increase of $1,131 over the amount owed him as of September 30, 2013.  These amounts were repaid to Mr. Hand on or about December 4, 2013, and he was paid an additional $7,000 in cash as severance pay.

Item 2.01 Completion of Acquisition or Disposition of Assets

See disclosure in Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On the Closing, we issued 16,155,746,000 shares of Common Stock of the Company to one person, Jay Hooper. We also will reserve for conversion 3,635,208,200 shares in conversion of debt to less than ten persons.  The issuance of shares was and will be exempt under Section 4(2) of the Securities Act as a transaction not involving any public offering or solicitation and also exempt under Section 4(6) as an offering solely to accredited persons.

Item 5.01  Changes In Control of the Registrant

A change of control took place on December 3, 2013 from Learned J. Hand, the current  officer and director of the Company and its majority shareholder.  The persons who obtained control on the Closing are set forth in the following table.  The shares in the table do not include the issuance of up to 3,635,208,200 shares pursuant to convertible securities.

Number

Percentage

of Shares

of Shares

Name

Office

Owned(1)

Owned

Jay Hooper

CEO/CFO

16,155,746,000

98.8%

All officers

  and directors

  as a group  (1 person)

16,155,746,000

98.8%

(1)

Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power. Includes 16,155,746,000 shares held by a family trust.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2013, Learned J. Hand will resign as officer and director. He appointed Jay Hooper as Director, Chief Executive Officer and Chief Financial Officer on December 3, 2013.

Jay Hooper, age 57, founded Temple CB, LLC in 2012 and Okra in October 2013. He is Chief Executive Officer and Director of the Registrant. From January 2009 to November, 2013, he has operated TRC International Corporation, a company engaged in Export Business. He founded ARC International Corp. in 1996 and was its Chief Executive Officer and a director from inception until December 2008, when that company ceased operations.  Mr. Hooper guaranteed ARC's lines of credit with financial institutions, and Mr. Hooper filed a petition under Chapter 7 of the Bankruptcy Code and was discharged from that guaranty in February 2010. From 1985 to 1996 he was the founder and President of American Research Corp., an early stage supplier of Dell Computer. From 1980 to 1985 he was founder and President of Plus and Plus Corporation, in Taiwan. Plus and Plus was the first company to display Chinese fonts on a PC. From 1978 to 1980 Mr. Hooper was Sales Manager of Pulse Technology, Inc., in Tokyo, Japan. Mr. Hooper has a degree in Electrical Engineering from the Oriental Institute of Technology College in Taiwan, and studied business management in the United States.

Currently, the Company does not have any independent directors. Since the Company’s Common Stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination.

Under NASDAQ Listing Rule 5605(a)(2), an "independent director" is a "person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director."

We do not currently have a separately designated audit, nominating or compensation committee.  However, we do intend to comply with the independent director and committee composition requirements in the future.

Item 8.01 Other Events.

A 1-for 200 reverse stock  was declared by the Board of Directors on December 2, 2013. The record date and ex date will be determined.

The Registrant intends to provide additional information with respect to the business of Okra as soon as practicable.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

Since Okra was recently formed and had nominal activity, there is no requirement to provide audited financial statements of Okra nor any interim financial statements or pro forma statements with respect to this acquisition.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization between the Company and Okra Energy, Inc. dated December 2, 2013.
10.	Lease Agreement between Okra Energy, Inc and Temple CB, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 4, 2013

CROWN MARKETING

By: /s/    Jay Hooper

Name: Jay Hooper

Title: Chief Executive Officer

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